UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 15, 2015

ADEPTUS HEALTH INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36520	46-5037387
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2941 Lake Vista Drive
Lewisville, Texas	75067
(Address of principal executive offices)	(Zip Code)

(972) 899-6666

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 15, 2015, the Board of Directors (the “Board”) of Adeptus Health Inc. (the “Company”) appointed Stephen M. Mengert to serve on the Company’s Board effective immediately.  Mr. Mengert was also appointed to the Board’s Audit Committee and Nominating and Corporate Governance Committee.

Mr. Mengert has been a senior financial executive for over twenty years.  Mr. Mengert most recently served as the Chief Financial Officer of MedSolutions, Inc. from 2006 to 2011 and as the Chief Financial Officer of Matria Healthcare from 2002 to 2006.  Prior to this, he was a partner at Tatum CFO Partners, LLP and served as Chief Financial Officer of Tatum client companies in the technology and healthcare sectors.  Mr. Mengert also served as Senior Vice President and Chief Financial Officer at both Pediatric Services of America and Rehability Corp.  He currently serves on the Board of Directors of Informed Medical Decisions, Inc.  Mr. Mengert holds a bachelor’s degree in business administration and a master’s degree in business administration from Georgia State University

Mr. Mengert is expected to serve until the Company’s 2016 annual meeting of stockholders or until his successor has been duly elected and qualified.  Mr. Mengert was not appointed to the Board pursuant to any arrangement or understanding with any other person, and there are no transactions between the Company and Mr. Mengert that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with his appointment and pursuant to the Company’s compensation policy for non-employee directors, Mr. Mengert will receive the standard compensation awarded to non-employee directors, consisting of an annual equity-based award having an economic value of $75,000 in the form of restricted stock, an annual cash retainer of $50,000 and an additional $10,000 for serving as the chairman of the Nominating and Corporate Governance Committee, each prorated for the period during 2015 during which he will serve as a director.  Mr. Mengert’s compensation is consistent with that of the Company’s other non-employee directors, as described in the Company’s Proxy Statement filed on April 14, 2015.

A copy of the press release announcing Mr. Mengert’s appointment is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01                                           Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description

99.1	Press Release dated June 19, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADEPTUS HEALTH INC.
(Registrant)

June 19, 2015	By:	/s/ Timothy L. Fielding
Name: Timothy L. Fielding
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated June 19, 2015.